UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

LONG-E INTERNATIONAL, INC.
(Exact name of registrant specified in charter)

Utah	000-28727	87-0624752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C-6F, Huhan Chuangxin Block, Keyuan Road, Hi-Tech Industry Zone, Shenzhen, 518000, Guangdong, China
(Address of principal executive offices) (Zip Code)

(86) 755 3396 5188
(Registrant’s telephone number, including area code)

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 8, 2007, the Yu and Associates CPA resigned as independent registered public accounting firm for Long-e International, Inc. (the “Company”). Effective June 25, 2007, we engaged Kempisty & Company as our new independent registered public accounting firm. Our board of directors has acknowledged the resignation of Yu and Associates CPA and the appointment of Kempisty & Company as our new independent registered public accounting firm.

From the date of Yu and Associates CPA's appointment on May 2, 2007, through the date of their resignation on May 8, 2007, there were no disagreements between our Company and Yu and Associates CPA's on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Yu and Associates CPA's would have caused Yu and Associates CPA's to make reference to the matter in its reports on our financial statements, except that Yu and Associates CPA's was unable to get satisfactory clearance from the Company’s former auditor, Schwartz Levitsky Feldman LLC in order to compete the financial statements for fiscal 2006. Yu and Associates CPA's reported the reasons for Yu and Associates CPA's inability to received clearance from Schwartz Levitsky Feldman LLC to the Company’s audit committee. During the time of their engagement, Yu and Associates CPA's did not prepare any financial reports.

Prior to engaging Kempisty & Company, we did not consult Kempisty & Company regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Kempisty & Company that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Kempisty & Company, Kempisty & Company has not provided our company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from Yu and Associates CPA to Kempisty & Company.

We provided Yu and Associates CPA with a copy of the Current Report on Form 8-K disclosing their resignation, filed with the Securities and Exchange Commission on May 22, 2007, prior to the filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in that Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Yu and Associates CPA's, dated May 2, 2007, was attached to that Form 8-K filing as an exhibit.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

16.1 Letter from Raymond Chabot Grant Thornton LLP, dated May 2, 2007 (incorporated by reference to the Company’s filing with the Securities and Exchange Commission on Form 8-K, dated may 22, 2007).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007	By:	/s/ Bu Shengfu
Bu Shengfu
President and Chief Executive Officer (Duly Authorized Officer)

Date: June 25, 2007	By:	/s/ Liang Zhu
Liang Zhu
Chief Financial Officer (Duly Authorized Officer)